                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 8, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (201) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/97                         PAYMENT DATE:  01/15/97
COLLECTION PERIOD:  12/31/96


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                                                             $2,893,304,616.17
         b.  End of Collection Period                                                                   $2,761,961,760.20
         c.  Reduction for Collection Period                                                            $  131,342,855.97

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                                                             $   44,632,283.10
         b.  End of Collection Period                                                                   $   46,561,645.89

    3.   LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to Collection Period                                      435
         b.  Required Payoff Amounts of Liquidated Contracts                                            $    2,364,816.70
         c.  Total Reserve for Liquidation Expenses                                                     $            0.00
         d.  Total Liquidation Proceeds Received(1)                                                     $       44,401.82
         e.  Liquidation Proceeds Allocated to Owner Trust                                              $       28,178.47
         f.  Liquidation Proceeds Allocated to Depositor                                                $       16,223.35
         g.  Current Realized Losses                                                                    $    2,336,638.23

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to Collection Period                                       1,288
         b.  Required Payoff Amounts of Prepaid Contracts                                               $   24,513,473.07
         c.  Current scheduled payments received                                                        $      337,656.38
         d.  Remaining balance on Prepaid Contracts                                                     $   24,175,816.69

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with respect to Collection Period                                  0
         b.  Required Payoff Amounts of Purchased Contracts                                             $            0.00
         c.  Current scheduled payments received                                                        $            0.00
         d.  Remaining balance on Prepaid Contracts                                                     $            0.00


    (1) Net of any addition to reserve for liquidation expenses.







    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                                                               % OF AGGREGATE
                       NUMBER OF            % OF              AGGREGATE REQUIRED       REQUIRED PAYOFF
                       CONTRACTS          CONTRACTS             PAYOFF AMOUNTS             AMOUNTS
                       ---------          ---------           ------------------       ---------------
a.   Current           247,432            94.07%              2,725,446,922.74             94.34%

b.   31-60 days         10,152             3.86%                118,509,043.07              4.10%

c.   61-90 days          3,293             1.25%                 27,826,438.53              0.96%

d.   91-120 days         1,423             0.54%                 11,312,146.67              0.39%

e.   120+ days             738             0.28%                  5,807,982.96              0.20%

f.   Total             263,038           100.00%             $2,888,902,533.97            100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/97                           PAYMENT DATE:  01/15/97
COLLECTION PERIOD: 12/31/96

    7.   HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                                      3 COLLECTION     6 COLLECTION
                                         DEC-96          PERIODS          PERIODS       CUMULATIVE
                                       COLLECTION         ENDING          ENDING           SINCE
                                         PERIOD           DEC-96          DEC-96        CUT-OFF DATE
                                       ----------     -------------    ------------     ------------
a.   Number of Liquidated Contacts     435            636              636              636

b.   Number of Liquidated              0.155%         0.227%           0.227%           0.227%
     Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of       $2,364,816.70  $3,305,705.69    $3,305,705.69    $3,305,705.69
     Liquidated Contracts

d.   Liquidation Proceeds Allocated   $   28,178.47  $   41,688.00    $   41,688.00    $   41,688.00
     to Owner Trust

e.   Aggregate Current Realized       $2,336,638.23  $3,264,017.69    $3,264,017.69    $3,264,017.69
     Losses

f.   Aggregate Current Realized            0.073%       0.102%             0.102%          0.102%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance




8.       HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

------------------------------------------------------------------------------------------------------------------------------------
Collection    Required Payoff    % of     Required Payoff    % of     Required Payoff      % of       Required Payoff     % of
Periods         Amounts of     Aggregate     Amonts of     Aggregate    Amounts of       Aggregate      Amounts of       Aggregate
                Contracts      Required      Contracts     Required     Contracts        Required       Contracts        Required
                31-60 Days      Payoff       61-90 Days      Payoff    91-120 Days        Payoff        120+ Days         Payoff
                 Past Due       Amounts      Past Due       Amounts      Past Due        Amounts         Past Due         Amounts
------------------------------------------------------------------------------------------------------------------------------------
12/31/96      $118,509,043.07   4.10%      $27,826,438.53   0.96%       $11,312,146.67    0.39%       $5,807,982.96        0.20%
11/30/96      $105,442,056.75   3.49%      $25,060,146.34   0.83%       $10,124,154.75    0.34%       $  145,375.07        0.00%
10/31/96      $ 90,568,685.26   2.90%      $19,875,223.07   0.64%       $   307,511.07    0.01%       $  307,511.07        0.01%




CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/97                        PAYMENT DATE:  01/15/97
COLLECTION PERIOD: 12/31/96


II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION

------------------             ------------   -------------------   -----------------   ------------------     ---------------
                                               Principal Balance     Class Factor  as    Principal Balance     Class Factor as
                                Coupon        as of Jan. 15, 1997    of Jan. 15, 1997   as of Dec. 15, 1996    of Dec. 15, 1996
 Class                           Rate           Payment Date          Payment Date         Payment Date         Payment Date
------------------             ------------   ------------------    -----------------   ------------------     ----------------
a.   Class A-1 Notes            5.60%         $746,145,447.51       0.66324040          $868,844,748.48        0.77230644

b.   Class A-2 Notes            5.95%         $695,000,000.00       1.00000000          $695,000,000.00        1.00000000

c.   Class A-3 Notes            6.11%         $659,000,000.00       1.00000000          $659,000,000.00        1.00000000

d.   Class A-4 Notes            6.28%         $400,220,000.00       1.00000000          $400,220,000.00        1.00000000

e.   Class B Notes              6.57%         $178,500,000.00       1.00000000          $178,500,000.00        1.00000000

f.   Equity Certificates        6.75%         $118,590,542.20       0.93005385          $121,479,062.08        0.95270725

g.   Total                       N.A.       $2,797,455,989.71       0.87825889       $ 2,923,043,810.56        0.91768708







    2.   MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                         $2,923,043,810.56

        b.  Contract Pool Principal Balance (End of Collection Period)         $2,761,961,760.20

        c.  Monthly Principal Amount                                           $  161,082,050.36

    3.   GROSS COLLECTIONS

        a.  Scheduled Payments Received                                        $  118,621,018.36

        b.  Liquidation Proceeds Allocated to Owner Trust                      $       28,178.47

        c.  Required Payoff Amounts of Prepaid Contracts                       $   24,175,816.69

        d.  Required Payoff Amounts of Purchased Contracts                     $            0.00

        e.  Proceeds of Clean-up Call                                          $            0.00

        f.  Investment Earnings on Collection Account and Note Distribution
               Account                                                         $      351,939.54

        g.  Extension Fees Allocated to Owner Trust                            $       35,877.48

        h.  Total Gross Collections (sum of (a) through (g))                   $  143,212,830.54

    4.   DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                            $  143,212,830.54

        b.  Withdrawal from Cash Collateral Account                            $            0.00

        c.  Total Available Funds                                              $  143,212,830.54


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/97                           PAYMENT DATE:  01/15/97
COLLECTION PERIOD: 12/31/96



5.   APPLICATION OF AVAILABLE FUNDS

    --------------------------------- -------------------------------- --------------------------------
                  ITEM                            AMOUNT                  REMAINING AVAILABLE FUNDS
    --------------------------------- -------------------------------- --------------------------------
     a.   Total Available Funds                                              $  143,212,830.54

     b.   Servicing Fee                         $3,013,858.98                   140,198,971.56

     c.   Interest on Notes:

          i)   Class A-1 Notes                   4,054,608.83                   136,144,362.74

          ii)  Class A-2 Notes                   3,446,041.67                   132,698,321.07

          iii) Class A-3 Notes                   3,355,408.33                   129,342,912.74

          iv)  Class A-4 Notes                   2,094,484.67                   127,248,428.07

          v)   Class B Notes                       977,287.50                   126,271,140.57

     d.   Interest on Equity                       683,319.72                   125,587,820.85
          Certificates

     e.   Principal of Notes and
          Equity Certificates:

          i)   Class A-1 Notes                 122,699,300.97                     2,888,519.88

          ii)  Class A-2 Notes                           0.00                     2,888,519.88

          iii) Class A-3 Notes                           0.00                     2,888,519.88

          i)   Class A-4 Notes                           0.00                     2,888,519.88

          v)   Class B Notes                             0.00                     2,888,519.88

          vi)  Equity Certificates               2,888,519.88                             0.00

     f.   Deposit to Cash                                0.00                             0.00
          Collateral Account
     G.   Amount to be applied in                        0.00                             0.00
          accordance with CCA
          Loan Agreement
     H.   Balance, if any, to Equity                     0.00                             0.00
          Certificates




CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/97                           PAYMENT DATE:  01/15/97
COLLECTION PERIOD: 12/31/96



III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION

     ---------------------------------------------------           -------------------------
                                                                   JANUARY 1997
                            ITEM                                   PAYMENT DATE
     ---------------------------------------------------           -------------------------
     a. Available Cash Collateral Amount (Beginning)               $ 207,040,000

     b. Deposits to Cash Collateral Account                                 0.00

     c. Withdrawals from Cash Collateral Account                            0.00

     d. Releases of Cash Collateral Account Surplus                         0.00
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                     $ 207,040,000
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                           $ 207,040,000

     g. Cash Collateral Account Shortfall                                   0.00
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                          $ 207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                        0.00

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                  0.00

        3) Total                                                            0.00

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                     $  63,704,600

     d. Requisite Cash Collateral Amount                           $ 207,040,000


    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                             0.00

         b. Principal Deficiency Amount                                     0.00

         c. Principal Payable at Stated Maturity Date of                    0.00
             Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals                       0.00

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/97                           PAYMENT DATE:  01/15/97
COLLECTION PERIOD: 12/31/96




IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------      ---------------      --------------     ---------------  -------------   ----------------  --------------
   Distribution             Class A-1           Class A-2          Class A-3      Class A-4        Class B              Equity
     Amounts                   Notes               Notes              Notes         Notes           Notes            Certificates
-------------------      ---------------      -------------     ---------------   -------------    ---------------- --------------
1. Interest Due          $4,054,608.83        $3,446,041.67     $3,355,408.33     $2,094,484.67     $977,287.50     $683,319.72

2. Interest Paid         $4,054,608.83        $3,446,041.67     $3,355,408.33     $2,094,484.67     $977,287.50     $683,319.72

3. Interest Shortfall            $0.00                $0.00             $0.00             $0.00           $0.00           $0.00
    ((1) minus (2))

4. Principal Paid      $122,699,300.97                $0.00             $0.00             $0.00           $0.00   $2,888,519.88

5. Total Distribution  $126,753,909.79        $3,446,041.67     $3,355,408.33     $2,094,484.67     $977,287.50   $3,571,839.60
    Amount
  ((2) plus (4))

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/97                           PAYMENT DATE:  01/15/97
COLLECTION PERIOD: 12/31/96




V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS

----------------------------------                      ----------------     ---------------  -------------------------
                                                         AS OF END              AS OF END          AS OF END
                                                         OF DEC-96              OF NOV-96          OF OCT-96
                                                        COLLECTION              COLLECTION         COLLECTION
ITEM                                                       PERIOD                 PERIOD             PERIOD
----------------------------------                       ---------------     ---------------- --------------------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                      280,634

    b. Cut-Off Date Contract Pool Principal             $3,185,229,329
       Balance

    c. Original Weighted Average Remaining               38.6 months
        Term

    d. Weighted Average Original Term                    56.1 months


2  CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                               263,038            269,738                    275,537

    b. Average Contract                                 $ 10,500.24        $ 10,726.35                 $10,904.03
       Principal Balance

    c. Weighted Average Remaining Term                  36.6 months         37.2 months                37.8 months

                              Servicer Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on January 15, 1997.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Ramon Oliu, Jr.
 ------------------------------
By: Ramon Oliu, Jr.

Vice President and Controller

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               AT&T CAPITAL CORPORATION


                                               Ramon Oliu, Jr.
                                               ------------------------------
                                           By: Ramon Oliu, Jr.
                                               Vice President and Controller

January 15, 1997